Other Assets, net	12 Months Ended
Jun. 30, 2013
Other Assets, Noncurrent [Abstract]
Other Assets, net
12.	Other Assets, net

	2011	2012	2013	2013
	(RMB’000)	(RMB’000)	(RMB’000)	(US$’000)
Investments accounted under cost method	50,500	49,091	45,658	7,439
Available for sale marketable security (Note)	-	35,383	52,855	8,612
Other investments	6,574	27,191	5,322	867
Long-term derivative assets (Note 13)	3,992	2,497	16	3
	61,066	114,162	103,851	16,921

Note:
As at June 30, 2013, aggregate fair value of available for sale marketable security of RMB52.9 million ($8.6 million) represents 13,333,333 shares of Heartland New Zealand Limited held by PGW. The total other-than-temporary impairment recognized in accumulated other comprehensive income was nil. Total gains for securities with net gains in accumulated other comprehensive income was approximatelyRMB20.4 million ($3.3 million). Total losses for securities with net losses in accumulated other comprehensive income was nil.